POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ William H. Armstrong III
William H. Armstrong III

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ Erin D. Pickens
Erin D. Pickens

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ Ella Gendel
Ella Gendel

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ James E. Joseph
James E. Joseph

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ James C. Leslie
James C. Leslie

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ Madden D. Madden
Madden D. Madden

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ Charles W. Porter
Charles W. Porter

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III, ERIN D. PICKENS and KENNETH N. JONES, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of an aggregate 180,000 shares of common stock of the Company to be issued under the Stratus Properties Inc. 2017 Stock Incentive Plan, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on August 3, 2017.

/s/ John C. Schweitzer
John C. Schweitzer